UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 4, 2013

REX AMERICAN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09097	31-1095548
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2875 Needmore Road, Dayton, Ohio	45414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 276-3931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of REX American Resources Corporation was held on June 4, 2013, at which the following matters were submitted to a vote of shareholders. Final voting results are shown below.

1. Election of eight directors. The shareholders elected each of the eight nominees to the Board of Directors for a one year term by a majority of votes cast.

Nominee	For	Against	Abstain	Broker Non-Votes

Stuart A. Rose	4,428,321	1,806,325	6,604	1,849,023
Lawrence Tomchin	4,257,400	1,976,946	6,904	1,849,023
Robert Davidoff	5,200,811	1,033,535	6,904	1,849,023
Edward M. Kress	4,046,505	2,187,941	6,804	1,849,023
Charles A. Elcan	3,454,608	2,779,838	6,804	1,849,023
David S. Harris	5,743,290	490,156	7,804	1,849,023
Mervyn L. Alphonso	5,972,092	262,354	6,804	1,849,023
Lee Fisher	3,963,076	2,271,370	6,804	1,849,023

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX AMERICAN RESOURCES CORPORATION

Date: June 5, 2013	By:	/s/ DOUGLAS L. BRUGGEMAN
		Name:	Douglas L. Bruggeman
		Title:	Vice President-Finance, Chief Financial Officer and Treasurer

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